UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2026

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Exact name of registrant as specified in its charter)

Israel	001-16174	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

400 Interpace Parkway, #3

Parsippany NJ, 07054 USA

+1-973-658-0301

(Address of principal executive offices, zip code and telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.1 per share	TEVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2026, at a meeting of the Board of Directors (the “Board”) of Teva Pharmaceutical Industries Ltd. (“Teva” or the “Company”), the Board elected Dr. David J. Brailer to serve as a member of the Board, effective November 3, 2026, until Teva’s 2027 annual meeting of shareholders. The Board determined that Dr. Brailer qualifies as an independent director under the listing rules of the New York Stock Exchange, and he is expected to serve on the Human Resources and Compensation and Compliance Committees of the Board.

Dr. Brailer has served as Chairman and Chief Executive Officer of medem.ai, a health-tech company, since 2024, as Founder and Executive Chairman of Health Evolution since 2010, and as Founder and Managing Partner of Health Evolution Partners since 2007. From 2022 to 2026, Dr. Brailer served as Chief Health Officer of The Cigna Group and, from 2024 to 2026, also as its Chief Transformation Officer. Since 2021, he has served as Vice Chairman of the Duke Margolis Health Policy Institute. Dr. Brailer previously served on the boards of directors of Prolacta Bioscience, Inc. from 2012 to 2023, and Walgreens Boots Alliance, Inc., from 2012 to 2021. Dr. Brailer received a Ph.D. in Management Science and Applied Economics from The Wharton School of the University of Pennsylvania, and an M.D., with honors, and a B.S., cum laude, from West Virginia University. Dr. Brailer has declared in writing that he possesses the requisite skills and expertise, as well as sufficient time, to perform his duties as a director of Teva, as required pursuant to the Israeli Companies Law, 5759-1999.

Dr. Brailer will receive the same compensation as Teva’s other non-executive directors, which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 31, 2026.

There are no arrangements or understandings between Dr. Brailer and any other persons pursuant to which Dr. Brailer was elected as a director of the Board. Dr. Brailer does not have a direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Dr. Brailer and any director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Date: October 29, 2026	By:	/s/ Eli Kalif

		Name:	Eli Kalif
		Title:	Executive Vice President,
Chief Financial Officer